Other Postretirement Benefits	12 Months Ended
Jun. 30, 2024
Retirement Benefits [Abstract]
Other Postretirement Benefits
NOTE 19. OTHER POSTRETIREMENT BENEFITS
Defined Contribution Plans
The Company has defined contribution plans for the benefit of substantially all employees meeting certain eligibility requirements. Employer contributions to such plans were $134 million, $134 million and $129 million for the fiscal years ended June 30, 2024, 2023 and 2022, respectively.
Deferred Compensation Plan
The Company has non-qualified deferred compensation plans for the benefit of certain management employees. The investment funds offered to the participants generally correspond to the funds offered in the Company’s 401(k) plan, and the account balance fluctuates with the investment returns on those funds. The unfunded obligations of the plans included in Other liabilities as of June 30, 2024 and 2023 were $52 million and $50 million, respectively, and the majority of these plans are closed to new employees.